UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2025

UNDER ARMOUR, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Performance Drive, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (410) 468-2512

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 23, 2025, Under Armour, Inc. (“Under Armour” or the “Company”) closed its previously announced private offering (the “Offering”) of $400 million in aggregate principal amount of 7.250% Senior Notes due 2030 (the “Notes”), pursuant to an indenture, dated June 13, 2016 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented with respect to the Notes by a second supplemental indenture, dated June 23, 2025 (the “Second Supplemental Indenture;” the Base Indenture, as supplemented by the Second Supplemental Indenture, the “Indenture”), among the Company, each of the guarantors party thereto and the Trustee. The Notes are the senior unsecured obligations of Under Armour and are guaranteed on a senior unsecured basis by Under Armour’s subsidiaries that provide guarantees under its amended revolving credit agreement. The Notes and the related guarantees were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any jurisdiction.

Under Armour intends to use the net proceeds from the Offering, together with borrowings under its amended revolving credit agreement, cash on hand or a combination thereof to redeem, repurchase or otherwise retire the $600 million in aggregate principal amount of its outstanding 3.25% Senior Notes due 2026 (the “2026 Notes”) in full or deposit with the trustee all amounts necessary to satisfy and discharge Under Armour’s obligations under the 2026 Notes through maturity, in each case within 60 days of the closing date of this Offering. Pursuant to the Indenture, the Notes will mature on July 15, 2030, and will accrue interest at a rate of 7.250% per year. Interest on the Notes will be payable semiannually in arrears on January 15 and July 15, beginning on January 15, 2026.

The Notes will be redeemable, at Under Armour’s option, in whole or in part, at any time and from time to time on or after July 15, 2027, at the redemption prices set in the Indenture. Prior to July 15, 2027, Under Armour may redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount thereof plus a “make-whole” premium set forth in the Indenture. In addition, prior to July 15, 2027, Under Armour may, at its option, redeem up to 40% of the Notes with an amount equal to the proceeds of certain equity offerings at a redemption price equal to 107.250% of the principal amount thereof. Upon certain change of control events, the holders of the Notes may require Under Armour to repurchase the Notes at a purchase price of 101% of their principal amount plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains covenants, including limitations that restrict the Company’s ability and the ability of certain of its subsidiaries to create or incur certain liens, enter into certain sale and leaseback transactions and consolidate, merge or sell all or substantially all of their properties or assets to another person, in each case subject to material exceptions described in the Indenture. The Indenture also provides for customary events of default which, if any of them occurs, would permit or would require the principal and accrued interest on the Notes to become due and payable immediately following any applicable grace period.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Second Supplemental Indenture. The Base Indenture and the Second Supplemental Indenture, including the form of Notes attached thereto, are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On June 17, 2025, the Company issued a press release announcing the pricing of the Offering. The full text of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K (including the exhibits attached hereto) does not constitute a notice of redemption under the indenture of the 2026 Notes, or an offer to tender for, or purchase, any of the 2026 Notes or any other security.

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements in this report regarding the use of proceeds from the Offering. The forward-looking statements in this report reflect the Company’s current views and assumptions, as of the date of this report, about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s views and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

4.1	Indenture, dated June 13, 2016, between the Company and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on June 13, 2016).

4.2	Second Supplemental Indenture, dated June 23, 2025, among the Company, each of the guarantors party thereto and Wilmington Trust, National Association, as trustee.

4.3	Form of 7.250% Senior Notes due 2030 (included in Exhibit 4.2).

99.1	Under Armour, Inc. press release dated June 17, 2025.

101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

	By:	/s/ David E. Bergman
David E. Bergman
Date: June 23, 2025		Chief Financial Officer